UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 21, 2022

Akumin Inc.

(Exact name of Registrant as specified in its charter)

Ontario	001-39479	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 W. Sunrise Boulevard Plantation, Florida	33322
(Address of principal executive offices)	(Zip Code)

(844) 730-0050

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	AKU	The Nasdaq Stock Market LLC
Common Shares, no par value	AKU	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On April 21, 2022, Akumin Inc. (“Akumin” or “the Company”) issued a press release announcing that it has filed a registration statement, which includes a management proxy circular, with the Securities and Exchange Commission pursuant to which Akumin proposes to provide its board of directors with the discretion to change Akumin’s jurisdiction of incorporation from the province of Ontario to the State of Delaware in the United States of America through the adoption of a certificate of corporate domestication and a new certificate of incorporation.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference thereto.

Forward-Looking Statements

The press release and this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of applicable securities legislation. These forward-looking statements include, among others, statements regarding the Company’s business strategy, plans and other expectations, beliefs, goals, objectives, information and statements about possible future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “intend”, “estimate”, “anticipate” or similar expressions suggesting future outcomes or events. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management.

Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by such statements. Factors that could cause such differences include the Company’s exposure to and reliance on government regulation and funding, the Company’s liquidity and capital requirements, exposure to epidemic or pandemic outbreak, the highly competitive nature of the Company’s industry, and other risk factors described from time to time in the Company’s public disclosure available at www.sedar.com and www.sec.gov. These and other factors should be considered carefully and readers should not place undue reliance on the Company’s forward-looking statements. As a result of the foregoing and other factors, no assurance can be given as to any such future results, levels of activity or achievements and neither the Company nor any other person assumes responsibility for the accuracy and completeness of these forward-looking statements. The factors underlying current expectations are dynamic and subject to change.

Additional Information and Where to Find It

This press release relates to the proposed domestication of Akumin. In connection with the proposed domestication, Akumin has filed a registration statement on Form S-4, which includes a document that serves as a prospectus and management proxy circular of Akumin (the “Circular”), and Akumin may file other documents regarding the proposed domestication with the U.S. Securities and Exchange Commission (the “SEC”). No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE CIRCULAR AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION THAT SHAREHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED DOMESTICATION. A definitive Circular (or a notice of how to obtain a definitive Circular) will be sent to Akumin’s shareholders. Investors and security holders will be able to obtain these documents (when available) free of charge from the SEC’s website at www.sec.gov. The documents filed by Akumin with the SEC may also be obtained free of charge from Akumin by requesting them by mail at Akumin Inc., 8300 W. Sunrise Boulevard, Plantation, Florida 33322.

Participants in the Solicitation

Akumin and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Akumin’s shareholders in respect of the proposed domestication. Information about Akumin’s directors and executive officers is included in the Circular. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holding or otherwise, is contained in the Circular or will be contained in other relevant materials that may be filed with the SEC regarding the proposed domestication when they become available. Investors should read the Circular carefully before making any voting or investment decisions. You may obtain free copies of these documents from the SEC and Akumin as indicated above.

Non-Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Akumin Inc. press release, dated April 21, 2022

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Akumin Inc.

Date: April 21, 2022	By:	/s/ Matt Cameron
Matt Cameron Chief Legal Officer and Corporate Secretary